Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
June 30, 2011

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	7
Major Tenants	8
Lease Expirations as of June 30, 2011	9
Leasing Activity	10

Financial Data:

Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
FFO and FAD Analysis	14
Unconsolidated Joint Venture Information	15
Debt Outstanding Summary	18
Future Scheduled Principal Payments	19
Senior Unsecured Notes Financial Covenants	19

Investor Information	20

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Geographic Diversification

As of June 30, 2011

State	# of Centers	GLA	% of GLA

South Carolina	5	1,563,508	16%
New York	1	729,475	7%
Georgia	2	665,780	7%
Pennsylvania	2	626,974	6%
Texas	2	619,729	6%
Delaware	1	568,900	6%
Alabama	1	557,228	6%
North Carolina	3	505,242	5%
Michigan	2	436,752	4%
Tennessee	1	419,038	4%
Ohio	1	410,016	4%
Missouri	1	302,922	3%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,212	3%
Illinois	1	250,439	3%
New Hampshire	1	245,698	2%
Florida	1	198,950	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	33	9,775,539	100%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Property Summary - Occupancy at End of Each Period Shown
Wholly-owned properties

Location	Total GLA 6/30/11	% Occupied 6/30/11	% Occupied 3/31/11	% Occupied 12/31/10	% Occupied 9/30/10	% Occupied 6/30/10
Riverhead, NY	729,475	100%	98%	100%	100%	99%
Rehoboth, DE	568,900	98%	99%	99%	99%	98%
Foley, AL	557,228	98%	98%	99%	97%	97%
San Marcos, TX	441,929	97%	95%	100%	100%	97%
Myrtle Beach Hwy 501, SC	424,247	99%	92%	94%	93%	92%
Sevierville, TN	419,038	100%	100%	100%	99%	99%
Jeffersonville, OH	410,016	99%	N/A	N/A	N/A	N/A
Myrtle Beach Hwy 17, SC	403,161	97%	96%	100%	99%	100%
Washington, PA	372,972	99%	99%	99%	99%	95%
Commerce II, GA	370,512	99%	99%	100%	100%	97%
Charleston, SC	352,315	93%	92%	100%	99%	97%
Howell, MI	324,632	98%	99%	98%	99%	95%
Mebane, NC	318,910	100%	99%	100%	N/A	N/A
Branson, MO	302,922	98%	98%	100%	100%	100%
Park City, UT	298,379	100%	100%	100%	98%	99%
Locust Grove, GA	295,268	99%	99%	99%	100%	99%
Westbrook, CT	291,051	98%	92%	99%	99%	95%
Gonzales, LA	282,403	99%	95%	100%	100%	99%
Williamsburg, IA	277,230	97%	96%	93%	92%	89%
Lincoln City, OR	270,212	98%	99%	100%	99%	99%
Lancaster, PA	254,002	100%	98%	95%	100%	98%
Tuscola, IL	250,439	87%	86%	85%	85%	83%
Tilton, NH	245,698	100%	99%	100%	100%	100%
Hilton Head II, SC	206,586	98%	98%	98%	98%	100%
Fort Myers, FL	198,950	85%	90%	93%	88%	88%
Terrell, TX	177,800	94%	94%	96%	96%	94%
Hilton Head I, SC (3)	177,199	96%	82%	N/A	N/A	N/A
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,120	100%	98%	98%	98%	98%
Blowing Rock, NC	104,154	100%	100%	100%	100%	100%
Nags Head, NC	82,178	100%	95%	97%	100%	100%
Kittery I, ME	59,694	93%	89%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Commerce I, GA (4)	N/A	N/A	N/A	N/A	N/A	46%
Total	9,775,539	98% (1)	97% (1)	98%	98%	97% (2)

Unconsolidated joint ventures
Deer Park, NY (5)	683,033	88%	85%	86%	86%	84%
Wisconsin Dells, WI	265,061	99%	98%	99%	99%	99%

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

(1)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened March 31, 2011 and has not yet stabilized.

(2)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010 and subsequently sold on July 7, 2010.

(3)	Center opened on March 31, 2011.

(4)	Center sold in July 2010.

(5)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened during the first quarter of 2011 and has not yet stabilized.

(3)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010 and subsequently sold on July 7, 2010.

(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Major Tenants (1)

Ten Largest Tenants As of June 30, 2011
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	76	811,413	8.3%
Phillips-Van Heusen	120	616,768	6.3%
Dress Barn, Inc.	57	346,565	3.6%
Nike	31	344,857	3.5%
VF Outlet, Inc.	30	310,999	3.2%
Adidas	37	297,679	3.1%
Ann Taylor	39	277,814	2.8%
Polo Ralph Lauren	27	265,412	2.7%
Carter's	54	255,456	2.6%
Hanesbrands Direct, LLC	40	223,720	2.3%
Total of All Listed Above	511	3,750,683	38.4%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Lease Expirations as of June 30, 2011

(1)    Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Leasing Activity (1)

	3/31/2011	6/30/2011	9/30/2011	12/31/2011	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	96	36			132	86
Gross leasable area	336,269	132,434			468,703	323,202
New initial base rent per square foot	$25.90	$27.36			$26.31	$21.56
Prior expiring base rent per square foot	$19.27	$19.12			$19.23	$19.26
Percent increase	34.4%	43.1%			36.8%	12.0%

New straight line base rent per square foot	$28.26	$29.52			$28.26	$23.08
Prior straight line base rent per square foot	$18.85	$19.00			$18.89	$18.86
Percent increase	49.9%	55.4%			51.5%	22.4%

Renewed Space:
Number of leases	180	61			241	208
Gross leasable area	932,095	259,556			1,191,651	898,723
New initial base rent per square foot	$20.15	$20.51			$20.23	$19.47
Prior expiring base rent per square foot	$18.44	$19.32			$18.63	$18.57
Percent increase	9.3%	6.2%			8.6%	4.8%

New straight line base rent per square foot	$20.73	$21.28			$20.85	$19.98
Prior straight line base rent per square foot	$17.88	$19.13			$18.15	$18.37
Percent increase	16.0%	11.3%			14.9%	8.7%

Total Re-tenanted and Renewed Space:
Number of leases	276	97			373	294
Gross leasable area	1,268,364	391,990			1,660,354	1,221,925
New initial base rent per square foot	$21.67	$22.83			$21.94	$20.02
Prior expiring base rent per square foot	$18.66	$19.25			$18.8	$18.75
Percent increase	16.1%	18.6%			16.7%	6.8%

New straight line base rent per square foot	$22.73	$24.06			$23.04	$20.8
Prior straight line base rent per square foot	$18.14	$19.08			$18.36	$18.5
Percent increase	25.3%	26.1%			25.5%	12.4%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Consolidated Balance Sheets (dollars in thousands)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Assets
Rental property
Land	$144,329	$141,577	$141,577	$141,576	$141,575
Buildings	1,560,920	1,441,260	1,411,404	1,353,171	1,343,155
Construction in progress	3,367	2,590	23,233	58,952	39,883
Total rental property	1,708,616	1,585,427	1,576,214	1,553,699	1,524,613
Accumulated depreciation	(477,687)	(462,942)	(453,145)	(438,955)	(425,168)
Total rental property - net	1,230,929	1,122,485	1,123,069	1,114,744	1,099,445
Cash and cash equivalents	18,438	731	5,758	2,835	3,453
Rental property held for sale	—	—	723	424	1,921
Investments in unconsolidated joint ventures	4,592	5,861	6,386	7,064	7,570
Deferred lease and intangible costs, net	51,573	28,090	29,317	29,381	30,966
Deferred debt origination costs, net	6,783	7,165	7,593	3,984	4,158
Prepaids and other assets	55,274	53,912	44,088	39,127	31,627
Total assets	$1,367,589	$1,218,244	$1,216,934	$1,197,559	$1,179,140
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$554,644	$554,670	$554,616	$554,515	$554,415
Senior, unsecured bridge loan	150,000	—	—	—	—
Unsecured lines of credit	182,000	166,300	160,000	54,800	50,800
Total debt	886,644	720,970	714,616	609,315	605,215
Construction trade payables	27,333	30,984	31,831	31,051	30,829
Accounts payable & accruals	27,129	33,503	31,594	40,060	22,747
Other liabilities	16,170	16,409	16,998	17,084	17,286
Total liabilities	957,276	801,866	795,039	697,510	676,077
Equity
Tanger Factory Outlet Centers, Inc. equity
Preferred shares	—	—	—	75,000	75,000
Common shares	813	813	810	810	810
Paid in capital	607,756	606,121	604,359	600,408	598,865
Accumulated distributions in excess of net income	(253,213)	(246,372)	(240,024)	(233,387)	(229,298)
Accum. other comprehensive income	1,683	1,754	1,784	1,828	1,884
Total Tanger Factory Outlet Centers, Inc. equity	357,039	362,316	366,929	444,659	447,261
Noncontrolling interest	53,274	54,062	54,966	55,390	55,802
Total equity	410,313	416,378	421,895	500,049	503,063
Total liabilities and equity	$1,367,589	$1,218,244	$1,216,934	$1,197,559	$1,179,140

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	6/30/11	6/30/10
Revenues
Base rentals	$48,393	$46,219	$46,654	$44,857	$43,968	$94,612	$87,465
Percentage rentals	1,137	1,391	3,651	1,910	1,048	2,528	2,353
Expense reimbursements	20,616	21,205	22,540	20,139	18,429	41,821	37,948
Other income	1,955	1,924	2,648	2,567	1,850	3,879	3,571
Total revenues	72,101	70,739	75,493	69,473	65,295	142,840	131,337
Expenses
Property operating	23,765	24,108	26,223	22,567	21,758	47,873	44,107
General & administrative	7,185	6,767	6,721	6,403	5,963	13,952	11,429
Acquisition costs	974	567	83	—	—	1,541	—
Abandoned development costs	—	158	—	—	365	158	365
Impairment charge	—	—	—	—	—	—	735
Depreciation and amortization	17,858	17,965	17,651	16,805	17,109	35,823	43,583
Total expenses	49,782	49,565	50,678	45,775	45,195	99,347	100,219
Operating income	22,319	21,174	24,815	23,698	20,100	43,493	31,118
Interest expense	(10,713)	(10,325)	(9,454)	(8,767)	(7,951)	(21,038)	(15,899)
Loss on early extinguishment of debt	—	—	—	—	(563)	—	(563)
Loss on termination of derivatives	—	—	—	—	(6,142)	—	(6,142)
Income before equity in losses of unconsolidated joint ventures	11,606	10,849	15,361	14,931	5,444	22,455	8,514
Equity in losses of unconsolidated joint ventures	(764)	(32)	(270)	(75)	(51)	(796)	(119)
Income from continuing operations	10,842	10,817	15,091	14,856	5,393	21,659	8,395
Discontinued operations	—	—	5	(103)	(1)	—	—
Net income	10,842	10,817	15,096	14,753	5,392	21,659	8,395
Noncontrolling interest	(1,420)	(1,419)	(1,507)	(1,754)	(524)	(2,839)	(734)
Net income attributable to the Company	9,422	9,398	13,589	12,999	4,868	18,820	7,661
Less applicable preferred share dividends	—	—	(1,078)	(1,406)	(1,407)	—	(2,813)
Less original issuance costs rleated to redeemed preferred shares	—	—	(2,539)	—	—	—	—
Allocation to participating securities	(165)	(192)	(144)	(142)	(143)	(357)	(312)
Net income available to common shareholders	$9,257	$9,206	$9,828	$11,451	$3,318	$18,463	$4,536

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

	Three Months Ended					YTD
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	6/30/11	6/30/10
Basic earnings per common share:
Income from continuing operations	$0.11	$0.11	$0.12	$0.14	$0.04	$0.23	$0.06
Discontinued operations	—	—	—	—	—	—	—
Net income	$0.11	$0.11	$0.12	$0.14	$0.04	$0.23	$0.06
Diluted earnings per common share:
Income from continuing operations	$0.11	$0.11	$0.12	$0.14	$0.04	$0.23	$0.06
Discontinued operations	—	—	—	—	—	—	—
Net income	$0.11	$0.11	$0.12	$0.14	$0.04	$0.23	$0.06
Weighted average common shares:
Basic	80,483	80,353	80,256	80,225	80,206	80,418	80,133
Diluted	81,104	80,552	80,445	80,402	80,343	81,039	80,282

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

FFO and FAD Analysis (dollars and shares in thousands)

	Three Months Ended					YTD
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	6/30/11	6/30/10
Funds from operations:
Net income	$10,842	$10,817	$15,096	$14,753	$5,392	$21,659	$8,395
Adjusted for -
Depreciation and amortization uniquely significant to real estate - wholly-owned discontinued operations	—	—	—	—	34	—	87
Depreciation and amortization uniquely significant to real estate - wholly-owned	17,686	17,807	17,508	16,675	16,984	35,493	43,343
Depreciation and amortization uniquely significant to real estate - joint ventures	1,336	1,306	1,312	1,289	1,280	2,642	2,545
Funds from operations	29,864	29,930	33,916	32,717	23,690	59,794	54,370
Preferred share dividends	—	—	(1,078)	(1,406)	(1,407)	—	(2,813)
Original issuance costs related to redeemed preferred shares	—	—	(2,539)	—	—	—	—
Allocation to participating securities	(264)	(310)	(242)	(247)	(177)	(572)	(442)
Funds from operations available to common shareholders	$29,600	$29,620	$30,057	$31,064	$22,106	$59,222	$51,115
Funds from operations per share	$0.32	$0.32	$0.32	$0.34	$0.24	$0.64	$0.55
Funds available for distribution to common shareholders:
Funds from operations	$29,600	$29,620	$30,057	$31,064	$22,106	$59,222	$51,115
Adjusted for -
Original issuance costs related to redeemed preferred shares	—	—	(2,539)	—	—	—	—
Corporate depreciation excluded above	172	158	143	130	125	330	240
Amortization of finance costs	482	466	370	259	315	948	657
Amortization of net debt discount (premium)	22	23	(372)	(21)	4	45	218
Gain (loss) on early extinguishment of debt	—	—	—	—	563	—	563
Loss on termination of derivatives	—	—	—	—	6,142	—	6,142
Impairment charge	—	—	—	—	111	—	735
Amortization of share-based compensation	1,615	1,798	1,515	1,437	1,363	3,413	2,503
Straight line rent adjustment	(1,240)	(793)	(506)	(767)	(669)	(2,033)	(1,403)
Market rent adjustment	(202)	(155)	(374)	(195)	(216)	(357)	(381)
2nd generation tenant allowances	(2,979)	(2,443)	(5,145)	(4,797)	(1,328)	(5,422)	(3,049)
Capital improvements	(4,334)	(1,598)	(2,480)	(2,531)	(1,309)	(5,932)	(2,909)
Funds available for distribution	$23,136	$27,076	$25,747	$24,579	$27,207	$50,214	$54,431
Funds available for distribution per share	$0.25	$0.29	$0.28	$0.27	$0.29	$0.54	$0.59
Dividends paid per share	$0.2000	$0.1938	$0.1938	$0.1938	$0.1938	$0.3938	$0.3850
FFO payout ratio	63%	61%	61%	58%	81%	62%	70%
FAD payout ratio	80%	67%	69%	72%	67%	73%	65%
Diluted weighted average common shs.	93,237	92,685	92,578	92,535	92,476	93,172	92,415

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Unconsolidated Joint Venture Information - All
Summary Balance Sheets (dollars in thousands)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	Tanger's Share as of 6/30/11
Assets
Investment properties at cost - net	$284,076	$285,332	$283,902	$287,365	$289,587	$99,562
Cash and cash equivalents	15,682	14,697	13,838	10,966	9,020	5,880
Deferred lease costs, net	2,877	3,011	2,563	2,707	2,862	1,007
Deferred debt origination costs, net	970	1,172	1,427	1,681	1,937	343
Other assets	8,555	7,349	6,291	6,511	6,697	3,031
Total assets	$312,160	$311,561	$308,021	$309,230	$310,103	$109,823

Liabilities & Owners' Equity
Mortgage payable	$293,534	$294,034	$294,034	$294,034	$294,034	$101,886
Construction trade payables	6,034	4,710	341	1,213	878	2,071
Accounts payable & other liabilities	6,937	4,281	4,810	3,729	3,991	2,498
Total liabilities	306,505	303,025	299,185	298,976	298,903	106,455
Owners' equity	5,655	8,536	8,836	10,254	11,200	3,368
Total liabilities & owners' equity	$312,160	$311,561	$308,021	$309,230	$310,103	$109,823
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	6/30/11	6/30/10
Revenues	$9,752	$9,562	$9,691	$9,632	$9,261	$19,314	$18,535
Expenses
Property operating	4,473	4,101	5,187	4,575	4,200	8,574	8,410
General & administrative	(131)	187	(11)	107	72	56	359
Depreciation & amortization	3,627	3,611	3,635	3,567	3,546	7,238	7,043
Total expenses	7,969	7,899	8,811	8,249	7,818	15,868	15,812
Operating income	1,783	1,663	880	1,383	1,443	3,446	2,723
Interest expense (1)	4,126	1,803	1,785	1,771	1,717	5,929	3,391
Net loss	$(2,343)	$(140)	$(905)	$(388)	$(274)	$(2,483)	$(668)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,984	$1,912	$1,676	$1,842	$1,842	$3,896	$3,633
Net loss	$(764)	$(32)	$(270)	$(75)	$(51)	$(796)	$(119)
Depreciation (real estate related)	$1,337	$1,306	$1,312	$1,289	$1,280	$2,643	$2,545
(1) For the three and six months ended June 30, 2011, includes the accrual of interest expense at a weighted average default interest rate of approximately 9.20% from May 17, 2011 to June 30, 2011.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Unconsolidated Joint Venture Information - Wisconsin Dells
Summary Balance Sheets (dollars in thousands)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	Tanger's Share as of 6/30/11
Assets
Investment properties at cost - net	$29,217	$29,528	$29,968	$30,430	$31,004	$14,609
Cash and cash equivalents	3,918	4,095	4,253	3,901	3,702	1,959
Deferred lease costs, net	288	269	210	239	286	144
Deferred debt origination costs, net	115	134	153	172	191	58
Other assets	714	781	723	594	602	357
Total assets	$34,252	$34,807	$35,307	$35,336	$35,785	$17,127

Liabilities & Owners' Equity
Mortgage payable	$24,250	$24,750	$24,750	$24,750	$24,750	$12,125
Construction trade payables	358	158	106	—	46	179
Accounts payable & other liabilities	1,110	954	1,030	734	844	556
Total liabilities	25,718	25,862	25,886	25,484	25,640	12,860
Owners' equity	8,534	8,945	9,421	9,852	10,145	4,267
Total liabilities & owners' equity	$34,252	$34,807	$35,307	$35,336	$35,785	$17,127
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	6/30/11	6/30/10
Revenues	$1,798	$1,801	$1,793	$1,822	$1,715	$3,599	$3,638
Expenses
Property operating	758	805	770	665	643	1,563	1,359
General & administrative	1	22	5	2	3	23	12
Depreciation & amortization	631	626	619	618	615	1,257	1,228
Total expenses	1,390	1,453	1,394	1,285	1,261	2,843	2,599
Operating income	408	348	399	537	454	756	1,039
Interest expense	218	225	229	230	227	443	452
Net income	$190	$123	$170	$307	$227	$313	$587
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$519	$487	$509	$578	$534	$1,066	$1,133
Net income	$103	$70	$92	$163	$124	$173	$312
Depreciation (real estate related)	$307	$304	$302	$300	$297	$611	$595

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Unconsolidated Joint Venture Information - Deer Park
Summary Balance Sheets (dollars in thousands)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	Tanger's Share as of 6/30/11
Assets
Investment properties at cost - net	$254,859	$255,804	$253,934	$256,935	$258,583	$84,953
Cash and cash equivalents	11,764	10,552	9,585	7,065	5,318	3,921
Deferred lease costs, net	2,589	2,742	2,352	2,468	2,576	863
Deferred debt origination costs, net	855	1,038	1,275	1,509	1,746	285
Prepaids and other assets	7,477	6,318	5,568	5,917	6,095	2,492
Total assets	$277,544	$276,454	$272,714	$273,894	$274,318	$92,514

Liabilities & Owners' Equity
Mortgage payable	$269,284	$269,284	$269,284	$269,284	$269,284	$89,761
Construction trade payables	5,676	4,552	235	1,213	832	1,892
Accounts payable & other liabilities	5,827	3,277	3,780	2,995	3,147	1,942
Total liabilities	280,787	277,113	273,299	273,492	273,263	93,595
Owners' equity	(3,243)	(659)	(585)	402	1,055	(1,081)
Total liabilities & owners' equity	$277,544	$276,454	$272,714	$273,894	$274,318	$92,514
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	6/30/11	6/30/10
Revenues	$7,954	$7,761	$7,898	$7,810	$7,546	$15,715	$14,897
Expenses
Property operating	3,715	3,296	4,417	3,910	3,557	7,011	7,051
General & administrative	(82)	115	(16)	105	69	33	347
Depreciation & amortization	2,996	2,985	3,016	2,949	2,931	5,981	5,815
Total expenses	6,629	6,396	7,417	6,964	6,557	13,025	13,213
Operating income	1,325	1,365	481	846	989	2,690	1,684
Interest expense	3,908	1,578	1,556	1,541	1,490	5,486	2,939
Net loss	$(2,583)	$(213)	$(1,075)	$(695)	$(501)	$(2,796)	$(1,255)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,440	$1,450	$1,167	$1,264	$1,308	$2,890	$2,500
Net loss	$(894)	$(77)	$(364)	$(238)	$(172)	$(971)	$(430)
Depreciation (real estate related)	$1,031	$1,001	$1,012	$989	$983	$2,032	$1,950

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Debt Outstanding Summary (dollars in thousands)

As of June 30, 2011
	Principal Balance	Interest Rate	Maturity Date
Unsecured debt:
Unsecured bridge loan (1)	$150,000	Libor + 1.60%	9/26/2011
Unsecured lines of credit (2)	182,000	Libor + 1.90%	11/29/2013
2015 Senior unsecured notes	250,000	6.15%	11/15/2015
2026 Senior unsecured exchangeable notes (3)	7,030	3.75%	8/18/2011
2020 Senior unsecured notes	300,000	6.125%	6/1/2020
Net debt discounts	(2,386)
Total consolidated debt	$886,644
Tanger's share of unconsolidated JV debt:
Wisconsin Dells	12,375	Libor + 3.00%	12/18/2012
Deer Park (4)	89,761	Libor + 1.375 - 3.50%	5/17/2011
Total Tanger's share of unconsolidated JV debt	$102,136

(1)
The Company has entered into a senior unsecured bridge loan with Wells Fargo Bank, N.A. Maturity of the interim loan occurs on September 26, 2011. However, at its discretion, the Company may extend the maturity to June 22, 2012 by exercising each of its three ninety day extension options. There is a fee of $75,000 associated with the exercise of each extension option.

(2)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $385.0 million and a separate cash management line of credit with a borrowing capacity of $15.0 million with one of the participants in the syndication. Both lines expire on November 29, 2013. Facility fees of 40 basis points annually are charged in arrears based on the amount of the commitment.

(3)
On January 1, 2009, the Company retrospectively adopted new guidance related to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). This new guidance required us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006. As a result of this adoption, the bonds were recorded with a debt discount based on a market interest rate of 6.11%. At June 30, 2011, the unamortized discount on the remaining $7.0 million in exchangeable notes totaled $20,000. In July 2011, the Company exercised its option to redeem the notes by issuing a redemption notice on July 18, 2011 for all outstanding notes on August 18, 2011, the five year anniversary of the issuance of the notes. Noteholders have until August 16, 2011 to exercise their exchange rights.

(4)
In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option. On the initial maturity date of May 17, 2011, the joint venture did not qualify for the one-year extension option under the loan. Subsequently, the joint venture has been accruing interest expense at the default rate of approximately 9.2%, compared to the stated rate of approximately 1.7% based on current LIBOR and prime rates. As of June 30, 2011, the outstanding principal balances of the senior and mezzanine loans were $252.0 million and $15.0 million, respectively, and $17.0 million was available for funding of additional construction draw requests under the senior loan facility. In February 2009, the joint venture entered into an interest rate cap agreement on a nominal amount of $240.0 million which became effective June 1, 2009. The derivative contract puts a cap of 4% on the LIBOR index and expires on April 1, 2011. In June 2008, the joint venture entered into an interest-only mortgage loan agreement for a warehouse adjacent to the property with an interest rate of LIBOR plus 185 basis points and a initial maturity of May 17, 2011. The joint venture did not qualify for the one year extension option under this loan. As of June 30, 2011, the outstanding principal balance under the warehouse mortgage was $2.3 million. The joint venture partners continue to work with the administrative agent bank of the lender group to negotiate new financing terms for the properties.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Future Scheduled Principal Payments (dollars in thousands)

As of June 30, 2011
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2011 (1)	$157,030	$89,761	$246,791
2012	—	12,375	12,375
2013	182,000	—	182,000
2014	—	—	—
2015	250,000	—	250,000
2016	—	—	—
2017	—	—	—
2018	—	—	—
2019	—	—	—
2020 & thereafter	300,000	—	300,000
	$889,030	$102,136	$991,166
Net Discount on Debt	(2,386)	—	(2,386)
	$886,644	$102,136	$988,780
Senior Unsecured Notes Financial Covenants (2)

As of June 30, 2011
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	47%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	—%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	213%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.4	Yes

(1)
Included in this amount is $7.0 million which represents our exchangeable, senior unsecured notes issued in August 2006. In July 2011, the Company issued a redemption notice on July 18, 2011 for redemption of all outstanding notes on August 18, 2011, the five year anniversary of the issuance of the notes. Noteholders have until August 16, 2011 to exercise their exchange rights.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/11